UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2011 (December 22, 2011)

Whitestone REIT Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

Delaware	000-53966	76-0594968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 22, 2011 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
        Exhibit 99.1.       Press release dated December 22, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT Operating Partnership, L.P.
(Registrant)

Date:	December 22, 2011	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Whitestone REIT, dated December 22, 2011.